Exhibit 10.17
WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING
OF THE PREFERRED STOCKHOLDERS OF
SOURCEFIRE, INC.
     In lieu of a Special Meeting of the preferred stockholders (the “Stockholders”) of Sourcefire, Inc., a Delaware corporation (the “Corporation”), effective as of October 25, 2006 (the “Effective Date”), the undersigned Stockholders of the Corporation, collectively being the holders of record of at least (i) two-thirds (2/3) of the issued and outstanding shares of Series A Convertible Preferred Stock, par value $0.001 per share of the Corporation (the “Series A Stock”), (ii) sixty percent (60%) of the issued and outstanding shares of Series B Convertible Preferred Stock, par value $0.001 per share of the Corporation (the “Series B Stock”), (iii) a majority of the issued and outstanding shares of Series C Convertible Preferred Stock, par value $0.001 per share of the Corporation (the “Series C Stock”), and (iv) a majority of the issued and outstanding shares of Series D Convertible Preferred Stock, par value $0.001 per share of the Corporation (the “Series D Stock”), and, being entitled to vote on the matters set forth below, hereby consent to, approve and authorize the following resolutions:
Initial Public Offering
WHEREAS: The Board of Directors of the Corporation (the “Board”), together with executive management of the Corporation and outside advisors, has considered whether it is advisable and in the best interests of the Corporation to sell and issue shares of its common stock, par value $0.001 per share (the “Common Stock”), in an Initial Public Offering (as defined below) of such stock under the Securities Act of 1933 (as amended);
WHEREAS: The Board, in independently considering the merits of the proposed Initial Public Offering and the transactions contemplated thereby to the Corporation and the Corporation’s stockholders, has considered the following factors among others (given their interrelationship), in no particular order of weight or priority:
-	the stage of the Corporation’s development and the current financial position of the Corporation;

-	the cost and effort required to maintain the organizational, technical, sales and marketing staffs necessary to continue and maintain business operations;

-	the availability and advisability of seeking additional and alternative means of financing, including, without limitation, debt financing, bridge loan financing and other forms of equity financing;

-	the strategic and tactical alternatives for the Corporation if the proposed Initial Public Offering does not occur (including, without limitation, the likelihood of other equity or debt financings or acquisitions and access to the capital needed to continue successful operations);

-	prevailing market conditions (both in the Corporation’s industry and generally); and

-	the terms and conditions of the proposed Initial Public Offering, including, without limitation, the valuation represented by the Initial Public Offering and the impact of the Initial Public Offering on the capital structure of the Corporation and the holders of capital stock of the Corporation; and
WHEREAS: Certain stockholders of the Corporation have expressed their interest in participating in the Initial Public Offering by selling a certain number of shares of Common Stock currently owned by such stockholders, or to be owned by such stockholders upon the conversion of the Corporation’s issued and outstanding preferred stock into shares of Common Stock, pursuant to the Corporation’s Fifth Amended and Restated Certificate of Incorporation (the “Charter”).
NOW, THEREFORE, BE IT
RESOLVED: That the undersigned stockholders hereby authorize, empower and direct each of the Corporation’s officers to execute, deliver and file with appropriate government authorities all such agreements, instruments, certificates, permits and other documents as may be necessary, required or advisable in order to effectuate the intent of the following resolutions:
Public Offer, Issuance and Sale of Common Stock
RESOLVED: That the undersigned Stockholders hereby authorize, empower and direct the officers of the Corporation to undertake a public offering (the “Initial Public Offering”) in which the Corporation shall offer, issue and sell, in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “1933 Act”), shares of its Common Stock having an aggregate value of up to $125,000,000, or such greater or lesser amount as shall be determined in the discretion of the Pricing Committee of the Board, at a price per share to be determined by the Pricing Committee, which shall include (i) shares of Common Stock to be offered by the Corporation in connection with the underwriters’ firm purchase commitment, (ii) shares of Common Stock that may be sold by selling stockholders in connection with the Initial Public Offering and (iii) shares of Common Stock to be offered by the Corporation to cover the exercise of any over-allotment option granted to the underwriters or sold by the selling stockholders(collectively, the “Shares”);
RESOLVED, FURTHER: That the Initial Public Offering be and hereby is, authorized and approved in all respects;
RESOLVED, FURTHER: That the officers of the Corporation designated by the Board (the “Designated Officers”) be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to cause to be prepared, delivered, filed, issued and circulated one or more preliminary and final prospectuses with respect to the Shares and any amendments or supplements thereto, each in such form as any Designated Officer may approve, such approval to be conclusively evidenced by the issuance thereof; and
RESOLVED, FURTHER: That all lawful actions taken by any officers or directors of the Corporation in connection with the Initial Public Offering as authorized by the Board are hereby authorized, ratified and confirmed.
Mandatory Conversion of Preferred Stock
WHEREAS: Pursuant to Article V, Section C.5 of the Charter, all outstanding shares of Series A Stock, Series B Stock, Series C Stock and Series D Stock (collectively, the “Preferred Stock”) shall automatically convert to Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”) upon the closing of a Qualifying Public Offering (as defined in the Charter) at the then effective and applicable Conversion Price (as defined in the Charter); and
WHEREAS: In connection with the approval of the Initial Public Offering, the undersigned Stockholders have determined that it is in the best interests of the Corporation that the Initial Public Offering consummated by the Corporation be deemed to be a Qualifying Public Offering under the Charter regardless of whether the price per share of the Common Stock sold to the public is equal to or greater than one and one-half (1 1/2) times the applicable Original Issue Price for the Series D Stock (as defined in the Charter), and that upon the closing of the Initial Public Offering all of the Preferred Stock shall automatically convert into Common Stock in accordance with Article V, Section C.5 of the Charter.
NOW, THEREFORE, BE IT
RESOLVED: That the undersigned Stockholders hereby agree and consent that, regardless of whether the price per share of the Common Stock sold to the public in the Initial Public Offering is equal to or greater than one and one-half (1 1/2) times the applicable Original Issue Price for the Series D Stock, the Initial Public Offering consummated by the Corporation will be deemed to be a Qualifying Public Offering (as such term is defined in the Charter) and that upon the closing of the Initial Public Offering all outstanding shares of Preferred Stock shall automatically convert into shares of Common Stock at the then effective and applicable Conversion Price in accordance with Article V, Section C.5 of the Charter.
Termination of Rights Under Investor Rights Agreement
WHEREAS: The Corporation is a party to that certain Fourth Amended and Restated Investor Rights Agreement (the “IR Agreement”), dated May 24, 2006, with the Purchasers named therein;

WHEREAS: Under Section 3 of the IR Agreement, the Purchasers have certain rights of first refusal with respect future issuances of securities by the Corporation;
WHEREAS: Under Section 4 of the IR Agreement the Corporation is subject to certain covenants relating to the operation of its business and the disclosure of certain financial information to the Purchasers; and
WHEREAS: Under the terms of the IR Agreement, the rights of the Purchasers under Section 3 of the IR Agreement and the obligations of the Corporation under Section 4 of the IR Agreement shall terminate upon the closing of the Qualifying Public Offering.
NOW, THEREFORE, BE IT
RESOLVED: That pursuant to Section 3.1(f)(viii) of the IR Agreement, the undersigned acknowledge and agree that the Purchasers’ rights of first refusal under Section 3 of the IR Agreement shall not apply to the shares of Common Stock issued in connection with the Initial Public Offering, and the undersigned hereby waive all such rights with respect to the Initial Public Offering; and
RESOLVED, FURTHER: That the undersigned Stockholders hereby agree and consent that the Initial Public Offering consummated by the Corporation will be deemed to be a Qualifying Public Offering (as defined in the IR Agreement) and that upon the closing of the Initial Public Offering the rights of the Purchasers under Section 3 of the IR Agreement and the obligations of the Corporation under Section 4 of the IR Agreement shall terminate and be of no further force or effect.
Termination of Right of First Refusal and Co-Sale Agreement
WHEREAS: The Corporation is a party to that certain Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Co-Sale Agreement”), dated May 24, 2006, with the Purchasers and Key Holders named therein; and
WHEREAS: Under the Co-Sale Agreement, the Key Holders are subject to certain transfer restrictions with respect to the proposed transfer of any Shares (defined therein), and the Corporation and Purchasers have certain rights of first refusal and co-sale with respect to proposed transfers of Shares by Key Holders; and
WHEREAS: Under Section 8.1 of the Co-Sale Agreement, upon the closing of a Qualifying Public Offering (as defined therein) the Co-Sale Agreement automatically terminates, and, under Section 8.2 of the Co-Sale Agreement the rights of first refusal and co-sale of the Corporation and Purchasers set forth in provisions 3, 4, 5 and 6 therein with respect to proposed transfers of Shares by Key Holders shall not apply.
NOW, THEREFORE, BE IT

RESOLVED: That the undersigned Stockholders hereby agree and consent that the Initial Public Offering consummated by the Corporation will be deemed to be a Qualifying Public Offering (as defined in the Co-Sale Agreement) and that, pursuant to Section 8.2 of the Co-Sale Agreement, the provisions of Sections 3, 4, 5 and 6 shall not apply to any sale of Shares transferred pursuant to the Initial Public Offering, and that pursuant to Section 8.1 of the Co-Sale Agreement, upon the consummation of the Initial Public Offering the Co-Sale Agreement shall terminate and be of no further force or effect.
Termination of Voting Agreement
WHEREAS: The Corporation is a party to that certain Fourth Amended and Restated Voting Agreement (the “Voting Agreement”), dated May 24, 2006, with the Purchasers and Stockholders named therein; and
WHEREAS: Pursuant to Section 3(b) of the Voting Agreement, upon the closing of a Qualifying Public Offering (as defined therein), the Voting Agreement shall terminate.
NOW, THEREFORE, BE IT
RESOLVED: That the undersigned Stockholders hereby agree and consent that the Initial Public Offering consummated by the Corporation will be deemed to be a Qualifying Public Offering (as defined in the Voting Agreement) and that, pursuant to Section 3(b) of the Voting Agreement, upon the consummation of the Initial Public Offering the Voting Agreement shall terminate and be of no further force or effect.
General
RESOLVED: That the appropriate officer or officers of the Corporation, acting for, on behalf of, and in the name of, the Corporation, shall be, and hereby are, authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments, and documents as the officer or officers so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolutions, the taking of such actions to be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby;
RESOLVED, FURTHER: That all actions heretofore taken by the officers of the Corporation with respect to the transactions contemplated thereby and by the foregoing resolutions are hereby ratified, confirmed, approved and adopted in all respects; and

RESOLVED, FURTHER: That this Written Consent may be executed with counterpart signatures and that when all of the counterpart signatures are assembled together, this Written Consent shall be considered fully executed and all of the resolutions herein adopted and approved.
[Signatures Appear on the Following Pages]

IN WITNESS WHEREOF, each of the undersigned Stockholders, as of the Effective Date set forth above, by executing this Written Consent, waives notice of the time, place and purpose of the Special Meeting of the Stockholders and agrees to the transaction of the business of the Special Meeting by written consent of the Stockholders in lieu of such meeting.

SERIES D PREFERRED STOCKHOLDERS:

MERITECH CAPITAL PARTNERS III L.P.

By: Meritech Capital Associates III L.L.C., its General Partner

By: Meritech Management Associates III L.L.C. a managing member

By:

Michael B. Gordon, a managing member

MERITECH CAPITAL AFFILIATES III L.P.

By: Meritech Capital Associates III L.L.C., its General Partner

By: Meritech Management Associates III L.L.C. a managing member

By:

Michael B. Gordon, a managing member

NEW ENTERPRISE ASSOCIATES 10,
LIMITED PARTNERSHIP

By:	NEA Partnership 10, Limited Partnership
Its:	General Partner

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall III
Title:	General Partner

SEQUOIA CAPITAL FRANCHISE FUND
SEQUOIA CAPITAL FRANCHISE PARTNERS

By: SCFF Management, LLC
a Delaware Limited Liability Company
General Partner of Each

By:	/s/ Doug Leone

Name:	Doug Leone

SERIES D PREFERRED STOCKHOLDERS:

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, LLC the
General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, LLC the
General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members:

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, LLC the
General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

SERIES D PREFERRED STOCKHOLDERS:

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck

Name:	Pascal Luck
Title:	Managing Director

MINOTAUR LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

MINOTAUR ANNEX LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES L.P.

By:	Inflection Point Associates, L.P.

/s/ Timothy Webb
By:	Inflection Point Management, LLC
Its:	General Partner

Name:	Timothy Webb
Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb

By:	Inflection Point SBIC Associates, LLC
Its:	General Partner

Name:	Timothy Webb
Title:	Authorized Manager

SERIES D PREFERRED STOCKHOLDERS:

BIG BASIN PARTNERS, L.P.

By:	/s/ Frank Marshall

Its:	General Partner

CROSS CREEK CAPITAL, L.P.

By:	Cross Creek Capital GP, L.P.
Its Sole General Partner

By:	Cross Creek Capital, LLC
Its Sole General Partner

By:	Wasatch Advisors, Inc.
Its Sole Member

BY:

Name: Daniel Thurber
Title: Vice President

CROSS CREEK CAPITAL EMPLOYEES’ FUND, L.P.

By:	Cross Creek Capital GP, L.P.
Its Sole General Partner

By:	Cross Creek Capital, LLC
Its Sole General Partner

By:	Wasatch Advisors, Inc.
Its Sole Member

By:

Name: Daniel Thurber
Title: Vice President

SERIES D PREFERRED STOCKHOLDERS:

MARYLAND DEPARTMENT OF BUSINESS
AND ECONOMIC DEVELOPMENT

By:	/s/ Rayman B. Dizon

Name:	RAYMAN B. DIZON
Its:	MANAGING DIRECTOR

/s/ MARK A. FRANTZ

MARK A. FRANTZ

SERIES C PREFERRED STOCKHOLDERS:

SEQUOIA CAPITAL FRANCHISE FUND
SEQUOIA CAPITAL FRANCHISE PARTNERS

By: SCFF Management, LLC
a Delaware Limited Liability Company
General Partner of Each

By:	/s/ Doug Leone
Name:	Doug Leone

NEW ENTERPRISE ASSOCIATES 10,
LIMITED PARTNERSHIP

By:	NEA Partnership 10, Limited Partnership
Its:	General Partner

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	General Partner

SERIES C PREFERRED STOCKHOLDERS:

SIERRA VENTURES VIII-A, L.P.

By: Name:	/s/ Tim Guleri Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members:

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, LLC the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

SERIES C PREFERRED STOCKHOLDERS:

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck
Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine
Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES L.P.

By:	Inflection Point Associates, L.P.

/s/ Timothy Webb

By:	Inflection Point Management, LLC
Its:	General Partner

Name:	Timothy Webb
Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb

By:	Inflection Point SBIC Associates, LLC
Its:	General Partner

Name:	Timothy Webb
Title:	Authorized Manager

BIG BASIN PARTNERS, L.P.

/s/ Frank Marshall

By:	Frank Marshall
Its:	General Partner

SERIES C PREFERRED STOCKHOLDERS:

Asheem Chandna and Aarti Chandna, as Trustees of the Chandna Family Revocable Trust as of April 13, 1998

By:	/s/ Asheem Chandna Asheem Chandna

By:	/s/ Aarti Chandna Aarti Chandna

/s/ MARK A. FRANTZ

MARK A. FRANTZ

/s/ FRANK A. BONSAL, JR.

FRANK A. BONSAL, JR.

SERIES B PREFERRED STOCKHOLDERS:

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By: NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III
Name: Charles W. Newhall III Title: General Partner

NEA VENTURES 2003, LIMITED PARTNERSHIP

By:	/s/ Pamela J. Clark
Name: Pamela J. Clark Title: Vice President

SERIES B PREFERRED STOCKHOLDERS:

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name: Tim Guleri
Title: Manager

on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name: Tim Guleri
Title: Manager

on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VIII, L.L.C., as nominee for its members:

By:	/s/ Tim Guleri

Name: Tim Guleri
Title: Manager

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name: David C. Schwab
Title: Manager

on behalf of Sierra Ventures Associates VII, LLC the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C., as nominee for its members

By:	/s/ David C. Schwab

Name: David C. Schwab
Title: Manager

SERIES B PREFERRED STOCKHOLDERS:

CORE CAPITAL PARTNERS, L.P.

By: Name:	/s/ Pascal Luck Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES L.P.

By:	Inflection Point Associates, L.P.

/s/ Timothy Webb

By:	Inflection Point Management, LLC
Its:	General Partner

Name:	Timothy Webb
Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb

By:	Inflection Point SBIC Associates, LLC
Its:	General Partner

Name:	Timothy Webb
Title:	Authorized Manager

SERIES B PREFERRED STOCKHOLDERS:

BIG BASIN PARTNERS, L.P.

/s/ Frank Marshall By: Frank Marshall
Its: General Partner

/s/ Frank A. Bonsal Jr. FRANK A. BONSAL, JR.

/s/ Mark A. Frantz MARK A. FRANTZ

SERIES A PREFERRED STOCKHOLDERS:

SIERRA VENTURES VIII-A, L.P.

By: Name:	/s/ Tim Guleri Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By: Name:	/s/ Tim Guleri Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, LLC the
General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members:

By: Name:	/s/ Tim Guleri Tim Guleri
Title:	Manager

SIERRA VENTURES VII, L.P.

By: Name:	/s/ David C. Schwab David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, LLC the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By: Name:	/s/ David C. Schwab David C. Schwab
Title:	Manager

SERIES A PREFERRED STOCKHOLDERS:

INFLECTION POINT VENTURES L.P.

By: Inflection Point Associates, L.P.

/s/ Timothy Webb

By:	Inflection Point Management, LLC
Its:	General Partner

Name:	Timothy Webb
Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb

By:	Inflection Point SBIC Associates, LLC
Its:	General Partner

Name:	Timothy Webb
Title:	Authorized Manager

CORE CAPITAL PARTNERS, L.P.

By: Name:	/s/ Pascal Luck Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By: Name:	/s/ Mark Levine Mark Levine
Title:	Managing Member

BIG BASIN PARTNERS, L.P.

By: Name:	/s/ Frank Marshall Frank Marshall
Its:	General Partner

SERIES A PREFERRED STOCKHOLDERS:

MARYLAND DEPARTMENT OF BUSINESS
AND ECONOMIC DEVELOPMENT

By: Name:	/s/ Raymar B. Dizon Raymar B. Dizon
Its:	Managing Director

Asheem Chandna and Aarti Chandna, as
Trustees of the Chandna Family Revocable
Trust as of April 13, 1998

By:	/s/ Asheem Chandna Asheem Chandna

By:	/s/ Aarti Chandna Aarti Chandna

/s/ E. Wayne Jackson, III

E. Wayne Jackson, III